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FIRST AMENDMENT

TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 6, 2022, is by and among

THE CATO

CORPORATION, a Delaware corporation (the
“Borrower”), the Banks (as defined below) party hereto and WELLS

FARGO BANK, NATIONAL
ASSOCIATION, as agent on behalf of the Banks under the Credit Agreement (as hereinafter defined)
(in such capacity, the “Agent”).

Capitalized terms

used herein and not otherwise defined herein shall
have the meanings ascribed thereto in the Credit Agreement.
W I T N E S S E T H
WHEREAS , the Borrower, certain Domestic Subsidiaries of the Borrower as may be from time to time party thereto, certain banks and financial institutions from time to time party thereto (the
“Banks”) and the Agent are parties to that certain Credit Agreement dated as of May 19, 2022 (the
“Credit Agreement”);
WHEREAS
, the Agent has requested that the Borrower amend certain provisions of the Credit
Agreement; and
WHEREAS
, the Borrower is willing to make such amendments to the Credit Agreement,

in
accordance with and subject to the terms and conditions set forth herein.
NOW,

THEREFORE
, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the
parties hereto agree as follows:
ARTICLE I

AMENDMENTS

TO CREDIT AGREEMENT
1.1 Amendment to Definition of Interest Period
.

The definition of Interest Period set
forth in Section 1.01 of the Credit Agreement is hereby amended by deleting (i) “second,” from the
first sentence and (ii) clause (C)(2) in its entirety.
1.2 Amendment to Section 2.02
.

Clauses (a), (a)(iv), (e), and (f) set forth in Section 2.02 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
(a) Borrower shall give the Agent notice in the form attached hereto as Exhibit B (a
“Notice of Borrowing”) prior to (i) 11:00 A.M. (Winston-Salem, North Carolina time) on the same Domestic Business Day of each Base Rate Borrowing or Daily Simple SOFR Borrowing, and (ii) 11:00 A.M. (Winston-Salem, North Carolina

time) on the day which is three (3)
Domestic Business Days prior to each Term SOFR Loan Borrowing, specifying:
(iv) in the case of a Term SOFR Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

(e) Borrower shall elect the initial Interest Period to a Term SOFR Loan by its Notice of Borrowing given to the Agent pursuant to Section 2.02(a) above.

Borrower shall elect the
duration of each succeeding Interest Period by giving written notice to the Agent of such duration not later than 11:00 A.M. (Winston-Salem, North Carolina time) on the day which is three (3) Domestic Business Days prior to the last day of the then current Interest Period applicable to such Term SOFR Loan. If the Agent does not receive timely notice of the Interest
Period elected by Borrower,

Borrower shall be deemed to have elected to continue such Term
SOFR Loan at a rate based upon Daily Simple SOFR as of the last day of the Interest Period
applicable to such Term SOFR Loan subject to Section 2.02(f) below.
(f) Borrower may, on the last Domestic Business Day of the then current Interest
Period applicable to any outstanding Term SOFR Loan, or on any Domestic Business Day with respect to Base Rate Loans or Daily Simple SOFR Loans, convert (i) any such SOFR
Loan into Daily Simple SOFR Loan and/or a Base Rate Loan, (ii)

any such Base Rate Loan to
a SOFR Loan or (iii) any Daily Simple SOFR Loan into a Base Rate Loan or a Term SOFR
Loan, in each case, in the same aggregate principal amount, provided that at the Agent’s option, no conversion of a Base Rate Loan to a Term SOFR Loan shall be made, and no new
Term SOFR Loan shall be made, during the continuance of an Event of Default.

If Borrower
desires to convert a SOFR Loan or Base Rate Loan, Borrower shall give the Agent written notice by no later than 3:00 p.m. (Winston-Salem, North Carolina time) (i) on the day which is three (3) Domestic Business Days prior to the date on which such conversion is to a Term
SOFR Loan, or (ii) on the same Domestic Business Day on which such conversion is to a Base
Rate Loan or Daily Simple SOFR Loan, specifying, in each case, the date of such conversion,
the SOFR Loan(s) or Base Rate Loan(s) to be converted and if the conversion is to a Term
SOFR Loan, the duration of the first Interest Period therefor.
1.3 Amendment to Section 2.06
.

Clauses (b), (c), (d), and (f) set forth in Section 2.06 of
the Credit Agreement are hereby amended and restated in their entirety to read as follows:
(b) Base Rate Loans shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus the Applicable Margin.

Any overdue principal
of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid in full at a rate per annum equal to the Default Rate.
(c) Daily Simple SOFR Loans shall bear interest on the outstanding principal amount thereof at a rate per annum equal to Daily Simple SOFR plus the Applicable Margin.

Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Daily Simple SOFR Loan shall bear interest, payable on demand, for each day until paid in full at a rate per annum equal to the Default Rate.
(d) During each Interest Period in which a Revolving Credit Advance is a Term
SOFR Loan, such Term SOFR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to Term SOFR on the first day of the applicable Interest Period plus the Applicable Margin.

Any overdue
principal of and, to the extent permitted by law, overdue interest on any Term

SOFR Loan
shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.
(e) Interest on each Base Rate Loan, Daily Simple SOFR Loan, and Term SOFR
Loan shall be payable on the applicable Interest Payment Date.

Notwithstanding the
foregoing, (1) all accrued unpaid interest on the Revolving Credit Advances shall be paid in full on the Termination Date; and (2) should the Revolving Credit Commitment be terminated at any time prior to the Termination Date for any reason, any and all accrued unpaid interest shall be paid on the date of such termination.
1.4 Amendment to Exhibit B
.

Exhibit B of the Credit Agreement is hereby deleted in its
entirety and replaced with the Notice of Borrowing attached hereto as Schedule

I.
ARTICLE II

CONDITIONS TO

EFFECTIVENESS
This Amendment shall become effective as of the day and year set forth above

(the “First
Amendment Effective Date”) when the Agent shall have received a copy of this

Amendment duly
executed by each of the Borrower, the Banks and the Agent.
ARTICLE III

MISCELLANEOUS
3.1 Amended Terms. On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as
amended

by

this

Amendment.
Except

as

specifically amended

hereby

or

otherwise

agreed,

the
Credit Agreement

is

hereby

ratified

and

confirmed

and

shall

remain

in

full

force

and

effect
according

to

its terms.
3.2 Reaffirmation of Obligations.
The Borrower hereby ratifies the Credit Agreement

as
amended by this Amendment and acknowledges and reaffirms (a) that it is bound by all terms of the
Credit Agreement as so amended applicable to it and (b) that it is responsible for the observance and
full performance of its Obligations.
3.3 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
3.4 Further Assurances. The Borrower agrees to promptly take such action, upon the request of the Agent, as is necessary to carry out the intent of this Amendment.
3.5 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto relating to the subject matter hereof and thereof and supersede all
previous documents, agreements and understandings, oral or written,

relating to the subject matter
hereof and thereof.
3.6 Counterparts; Telecopy. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which when so executed and delivered will
constitute an original, but all of which when taken together will constitute a single contract.

Delivery
of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective
as an original and shall constitute a representation that an original will be delivered.
3.7 No Actions, Claims, Etc. As of the date hereof, the Borrower hereby acknowledges and confirms that it has no knowledge of any actions, causes of action,

claims, demands, damages and
liabilities of whatever kind or nature, in law or in equity, against the Agent, the Banks, or the Agent’s or the Banks’ respective officers, employees,

representatives, agents, counsel or directors arising from

any action by such Persons, or failure of such Persons to act under the

Credit Agreement on or prior to
the date hereof.
3.8
NORTH CAROLINA LAW

.

THIS AMENDMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE

OF NORTH
CAROLINA.
3.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.10 Expenses.

Notwithstanding the provisions of Section 9.03 of the Credit Agreement, each party hereto agrees that it shall be responsible for its own expenses,

including without limitation
fees and disbursements of counsel, in connection with this Amendment.
3.11 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The
jurisdiction, service of process and waiver of jury trial provisions set forth in Section 9.16 of the Credit
Agreement are hereby incorporated by reference, mutatis mutandis.
[REMAINDER OF PAGE INTENTIONALLY

LEFT BLANK]

IN WITNESS WHEREOF the parties hereto

have caused this Amendment to be duly

executed on
the date first above written.
BORROWER:
THE CATO

CORPORATION
By:

_/s/ Charles D. Knight________________________
Charles D. Knight
Executive Vice President and Chief Financial Officer

AGENT:
WELLS FARGO BANK, NATIONAL

ASSOCIATION,
as Agent, Issuing Bank and as a Bank
By:

_/s/ Brad D. Bostick__________________
Name: Brad D. Bostick:

Title: Senior Vice President

SCHEDULE I
EXHIBIT B
NOTICE OF BORROWING
____________, 20__
To:

Wells Fargo Bank, National Association
Re:

Credit Agreement (as amended and modified from time to time, the “Credit Agreement”)
dated as of May 19, 2022 among The Cato Corporation, the Initial

Guarantors, Wells
Fargo Bank, National Association, as Issuing Bank and Agent and the Banks

listed on the
signature pages thereof
Ladies & Gentlemen:
Unless otherwise defined herein, capitalized terms used herein shall have the meanings
attributable thereto in the Credit Agreement.
This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit
Agreement.
The Borrower hereby requests a [Daily Simple SOFR Borrowing] [Term SOFR
Borrowing] [Base Rate Borrowing] in the aggregate principal amount of

$____________ to be made on
____________, 20__, and for interest to accrue thereon at the rate established by the Credit Agreement
for [Daily Simple SOFR Loans] [Term SOFR Loans] [Base Rate Loans].

[If Term SOFR Borrowing, the
duration of the Interest Period with respect thereto shall be [1 month]

[3 months] [6 months]].
The Borrower has caused this Notice of Borrowing to be executed and delivered by its
duly authorized officer this _____ day of ____________, 20__.
THE CATO

CORPORATION
By:

Title: